UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-03287
                                                     ---------

                           New Alternatives Fund, Inc.
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)


                         150 Broadhollow Road, Suite 306
                            Melville, New York 11747
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                         David J. Schoenwald, President
                           New Alternatives Fund, Inc.
                         150 Broadhollow Road, Suite 306
                            Melville, New York 11747
               ---------------------------------------------------
                     (Name and address of agent for service)


        Registrant's telephone number, including area code: 631-423-7373
                                                            ------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2007
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

[GRAPHIC OMITTED]

                           NEW ALTERNATIVES FUND, INC.
                 A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING
                     ALTERNATIVE ENERGY AND THE ENVIRONMENT



                                     ANNUAL
                                FINANCIAL REPORT



                                DECEMBER 31, 2007



This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.


                      THE FUND    150 Broadhollow Road       Melville, New York 11747      (800) 423-8383    (631) 423-7373
 Shareholder's Services (PFPC)    PO Box 9794                Providence,  RI 02940         (800) 441-6580    (610) 382-7819
            Overnight  Address    101 Sabin Street           Pawtucket,  RI 02860
       PFPC Distributors, Inc.    760 Moore Road             King of Prussia, PA 19406

                                 Recycled Paper

                           NEW ALTERNATIVES FUND, INC.
                              FINANCIAL HIGHLIGHTS
                STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES
          FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                                                                          For the Years Ended December 31,
                                                         --------------------------------------------------------------------
                                                           2007           2006           2005           2004           2003
                                                         --------       --------        -------        -------        -------
Net asset value at beginning of year                     $  43.91       $  34.46        $ 33.48        $ 29.69        $ 24.21
                                                         --------       --------        -------        -------        -------
Investment income                                            0.73           0.63           0.55           0.59           0.58

Expenses                                                    (0.39)         (0.45)         (0.37)         (0.42)         (0.37)
                                                         --------       --------        -------        -------        -------
Net investment income                                        0.34           0.18           0.18           0.17           0.21
Net realized & unrealized gain on
   investments                                              14.39          11.47           2.81           3.79           5.48
                                                         --------       --------        -------        -------        -------
Total from investment operations                            14.73          11.65           2.99           3.96           5.69
                                                         --------       --------        -------        -------        -------
Dividends from net investment income                        (0.34)         (0.18)         (0.18)         (0.17)         (0.21)

Distributions from net realized gain                        (1.02)         (2.02)         (1.83)         (0.00)         (0.00)
                                                         --------       --------        -------        -------        -------
Total dividends and distributions                           (1.36)         (2.20)         (2.01)         (0.17)         (0.21)
                                                         --------       --------        -------        -------        -------
Net change in net asset value                               13.37           9.45           0.98           3.79           5.48
                                                         --------       --------        -------        -------        -------
Net asset value as of end of the year                    $  57.28       $  43.91        $ 34.46        $ 33.48        $ 29.69
                                                         ========       ========        =======        =======        =======
Total return
(Sales load not reflected)                                  33.53%         33.83%          8.94%         13.34%         23.50%

Net assets, end of year (in thousands)                   $301,650       $117,035        $64,765        $52,615        $44,901

Ratio of operating expense to average net assets             0.95%          1.25%          1.28%          1.32%          1.39%

Ratio of net investment income to
   average net assets                                        0.82%          0.51%          0.65%          0.65%          0.82%

Portfolio turnover                                          14.24%         39.83%         52.09%         50.05%         32.70%

Number of shares outstanding at end of year             5,266,358      2,665,296      1,879,695      1,565,049      1,512,199

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                MANAGEMENT'S DISCUSSION OF FINANCIAL PERFORMANCE
                                FOR THE YEAR 2007

FUND PERFORMANCE: The New Alternatives Fund (the "Fund") was up 33.53% for the year including a long term capital gain distribution of $1.02 and a $0.34 income dividend.

FACTORS AFFECTING THE FUND: Factors affecting the Fund's portfolio, in addition to the relative success of companies in the portfolio, include energy prices, energy and environmental policies in the U.S. and abroad, interest rates, and the value of the U.S. dollar relative to foreign currencies. The Fund's holdings include shares of companies denominated in eleven different currencies.

Oil prices increased from $61 a barrel at the beginning of the year to close at $95.98 at year end.

Political figures, in the U.S. and abroad expressed concern about energy dependency and climate change. Former Vice President Al Gore was awarded the Nobel Prize for his work bringing increased attention to the issue of climate change.

Investor interest in "Clean Energy" was intense with the amount of new money invested in the sector growing to $117.2 billion. This included $18.9 billion raised by clean energy companies on the public markets, $54.5 billion in clean asset financing, and $1.8 billion in early stage Venture Capital enterprises according to analysts at New Energy Finance, a U.K. based firm focused on clean energy.

Given the rapid growth of alternate energy companies and strong investor demand for them, valuation of listed companies was challenging.

The Fund's net assets increased in 2007 from approximately $117 million to approximately $300 million.

U.S. Treasury Bill short term interest rates ended the year at about 3.37% down from 4.7% at the beginning of the year. Concern in credit markets about subprime debt held by banks and other lenders led to the Federal Reserve Bank to add reserves to the banking system and to reduce short term interest rates.

PORTFOLIO HOLDINGS AND CHANGES: At year end, approximately 65% of the Fund's net assets were invested in foreign companies. The Manager found there were more companies abroad which were further advanced in the profitable development of alternate energy support of the environment than those in the U.S. About 11% of net assets were cash and cash equivalents.

The largest concentrations of Fund holdings were in companies producing solar apparatus, wind turbines, renewable energy power producers and companies whose products conserve energy.

The Fund's performance was boosted by its foreign stock holdings whose value was supplemented by the increase in the value of foreign currencies versus the American dollar. In 2007 the U.S. dollar declined 9.6% against the Euro, down 6.4% against the Yen, 14.8% against the Canadian dollar and 16.7% against the Brazilian real.

RENEWABLE ENERGY:

WIND: The Fund's wind turbine holdings include Vestas Wind Systems (Denmark), Gamesa (Spain) and Nordex (Germany). During 2007 the global wind energy markets saw a record year with 20 billion watts (GW) of new installations, including 5,244 megawatts (MW) of wind power capacity in the U.S. The market for wind turbines was strong globally and each of the Fund's turbine investments serves international markets. The performance of Vestas was the strongest among the turbine manufacturers in the Fund's portfolio. Issues facing the wind turbine manufacturers include shortages of component parts, and new competitors in China and India.

The share prices of companies which generate electricity using wind turbines and/or small hydroelectric equipment was mixed. Acciona (Spain), which manufactures wind turbines as well as producing wind and solar power, acquired Spanish utility Endessa. The takeover became a controversial issue for regulators in Spain and the European Union.

Brookfield Asset Management, Trust Power, Canadian Hydro Developers and EDF Energies Nouvelles had mixed success.

SOLAR: There was strong performance by a number of the Fund's holdings in pure play solar energy companies with the exception of one Fund holding. The Fund's holdings included Q-Cells, Solarworld, and Solon and Conergy in Germany. The Fund's worst solar disappointment was that its investment in Conergy, the largest solar PV integrator and systems wholesaler in Germany. Conergy announced late in the year that it was unprofitable and running out of money after having earlier advised investors otherwise.

Renewable Energy Corp. in Norway, an integrated solar cell company best known for production of solar silicon for itself and other solar cell manufacturers performed well. The more diversified companies with solar portfolios, Sharp and Kyocera, both based in Japan, had modest stock performance.

GEOTHERMAL:   The  Fund's  two  geothermal   energy  related   holdings,   Ormat
Technologies and WFI Industries (Water-furnace) performed reasonably well.

BIO-FUEL. The Fund's portfolio holdings at year end related to the ethanol market were Abengoa (Spain) and SunOpta (Canada). Abengoa is also involved in solar thermal projects and international water projects. SunOpta's greatest source of revenue is organic natural foods (especially soy products), but they have also developed a process used to produce ethanol from cellulosic materials.

There was negative investor sentiment toward biofuel related companies as the raw material for ethanol (mostly corn in the U.S.) competes with the need for food. The price of corn increased, partially because of the demand from ethanol producers, and consequently, the profits from producing ethanol were pressured.

We sold a promising ethanol company which used sugarcane rather than corn as the feedstock. The company, Cosan (Brazil), restructured itself in a manner which appeared to benefit the principals of the company to the detriment of its shareholders.

FUEL CELLS AND HYDROGEN: The Fund owns shares of one pure play fuel cell company, Fuel Cell Energy (stationery fuel cells for distributed energy). The share price of Fuel Cell Energy increased with expectations for commercialization of their generators and reduction in the cost of the units.

HYBRID AUTOMOBILE COMPONENTS: The Fund's portfolio includes two companies with a connection to automobiles and hybrid autos. The companies are Denso (Japan) which manufactures components for the Toyota Prius and Johnson Controls. Each company had increased earnings. Johnson Controls, a U.S. company which manufactures energy control equipment, is also manufacturing Lithium-ion batteries for use in hybrid autos batteries.

ENERGY CONSERVATION: The Fund owns shares of eight companies (approximately 13% of net assets) which have roles in conserving energy.

Two companies manufacture insulation, St. Gobain (France) and Owens Corning. Two of the Fund's holdings manufacture electrical apparatus which conserves electricity, Schneider Electric and Johnson Controls. The other holdings are in diverse fields, Baldor Electric (efficient electric motors), Koninklijke
Phillips, which manufactures compact fluorescent bulbs and LED (lighting), Stantec (architecture) and Telvent (Information technology).

Unlike the investor interest seen in 2007 for producers of solar and wind power apparatus, there was fear among investors as the year progressed that an economic recession would challenge the profitability of companies whose products were related to construction.

NATURAL GAS UTILITIES: The Fund increased its holdings in its two natural gas utilities. The two natural gas utility holdings, Northwestern Natural Gas and South Jersey Industries, both are in jurisdictions where regulators support energy conservation. These utilities provide income and stability to the portfolio. South Jersey Industries has a division which taps gas from land fills another which uses cogeneration to produce electricity.

WATER: The Fund owned shares of five companies providing their customers with water, or water related apparatus. The U.K. based water utilities, Kelda and Pennon, and the Brazilian water and sewerage utility, Campania Saneamento de Basico, produced increased share performance. The water related equipment manufacturers include Badger Meter, Befesa (Spain), and Hyflux (Singapore), which provides water purification apparatus and services in China and Southeast Asia.

NATURAL FOOD: The Fund's natural food companies include distribution company United Natural Food, soy product and distribution company SunOpta, and retailer Whole Foods Market. The share price performance of United Natural Foods and Whole Foods Market was poor, while SunOpta's share price increased.

CASH AND TREASURY HOLDINGS: We ended the year with approximately 11% of net assets in cash and U.S. Treasury Bills. This was a lower percentage of net assets than the prior year, but a larger amount in absolute terms.

INCOME FROM DIVIDENDS AND INTEREST/EXPENSES: The Fund's net ordinary investment income dividend per share increased from $0.18 to $0.34. Both investment dividend and interest income and Fund operating expenses increased in 2007. Investment income increased in absolute and percentage terms. Interest income increased by $649,000 or 79.3%, and divided income (net of any foreign taxes) increased by 1,453,000 or 181%.

On the expense side, the Fund's cost of operations increased substantially over the year as a result of an increase in Fund assets. Amounts paid to PFPC in its role as accountant, custodian and regulatory administrator, and to the Investment Advisor, Accrued Equities Inc., are largely based on net assets. In the case of PFPC in its role as Transfer Agent, costs increased based on the additional number of shareholder accounts established during the year. The amount paid to independent counsel and to independent directors increased. The Fund also retained a new chief compliance officer. Total expenses increased by $835,000 but the Fund's operating expense ratio declined from 1.25% to 0.95%.

REALIZED AND UNREALIZED CAPITAL GAIN/LOSS: The Fund's net realized capital gain dividend per share was $1.02 per share in 2007 compared to $2.02 per share in the prior year, and reflected both a lower portfolio turnover ratio and a larger number of shares. The Fund ended the year with net unrealized appreciation of almost $72.5 million.

STRATEGY: The Fund's investment objective continues to be to seek long-term capital appreciation by investing in clean energy, alternate or renewable energy and environmentally oriented investments - with concern for socially responsible behavior in the U.S. and globally.



Please refer to page 10 for detailed information on the portfolio's holdings.

NEW ALTERNATIVES FUND GROWTH OF $10,000 VS. THE S&P 500(R) INDEX AND THE RUSSELL 2000(R) INDEX


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07

                                       1 Year          5 Year          10 Year
                                       ------          ------          -------
  New Alternatives Fund (N.A.V.)       33.53%          22.20%           9.55%
  New Alternatives Fund (Load)         27.19%          21.01%           9.02%
  S&P 500(R)                            5.49%          12.82%           5.91%
  Russell 2000(R) Index                (1.57)%         16.25%           7.08%
--------------------------------------------------------------------------------

[GRAHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

           NEW ALTERNATIVE   NEW ALTERNATIVE         S&P             RUSSELL
           FUND - NO LOAD      FUND - LOAD          VALUE             2000
           ---------------   ---------------     ----------        ----------
12/31/97     $10,000.00        $10,000.00        $10,000.00        $10,000.00
 1/31/98       9,784.85          9,319.86         10,721.00         10,739.00
 2/28/98      10,695.40         10,187.10         11,269.90         11,181.50
 3/31/98      11,153.70         10,623.69         11,383.70         11,242.90
 5/31/98      10,336.77          9,845.55         11,187.90         10,637.00
 6/30/98      10,224.51          9,738.63         11,642.20         10,659.30
 7/31/98       9,469.91          9,019.89         11,517.60          9,795.89
 8/31/98       7,870.29          7,496.28          9,852.16          7,893.52
 9/30/98       8,403.50          8,004.15         10,483.70          8,511.59
10/31/98       8,634.24          8,223.93         11,336.00          8,858.86
11/30/98       8,861.87          8,440.74         12,023.00          9,323.06
12/31/98       8,998.52          8,570.90         12,715.50          9,900.16
 1/31/99       8,727.37          8,312.64         13,247.00         10,031.80
 2/28/99       8,509.81          8,105.42         12,835.00          9,219.26
 3/31/99       8,645.39          8,234.56         13,348.40          9,363.08
 4/30/99       9,386.33          8,940.29         13,865.00         10,202.00
 5/31/99       9,679.56          9,219.58         13,537.80         10,351.00
 6/30/99       9,991.70          9,516.89         14,289.10         10,818.80
 7/31/99      10,114.70          9,634.01         13,843.30         10,522.40
 8/31/99       9,843.51          9,375.74         13,774.10         10,133.10
 9/30/99       9,777.30          9,312.68         13,396.70         10,135.10
10/31/99       9,518.76          9,066.42         14,244.70         10,176.60
11/30/99       9,449.39          9,000.35         14,533.90         10,784.20
12/31/99       9,760.30          9,296.48         15,389.90         12,005.00
 1/31/00      11,533.06         10,984.99         14,617.30         11,811.70
 2/29/00      12,791.58         12,183.71         14,341.10         13,761.80
 3/31/00      13,065.61         12,444.72         15,743.60         12,854.90
 4/30/00      11,786.79         11,226.67         15,269.70         12,081.00
 5/31/00      11,272.56         10,736.87         14,956.70         11,376.70
 6/30/00      12,862.62         12,251.37         15,326.10         12,368.70
 7/31/00      12,940.43         12,325.49         15,087.00         11,970.50
 8/31/00      15,004.14         14,291.12         16,024.00         12,883.80
 9/30/00      16,983.26         16,176.20         15,177.90         12,505.00
10/31/00      15,599.57         14,858.26         15,114.10         11,947.30
11/30/00      13,380.24         12,744.39         13,923.20         10,720.30
12/31/00      14,811.30         14,107.47         13,991.40         11,641.20
 1/31/01      15,223.82         14,500.39         14,488.10         12,247.70
 2/28/01      13,584.50         12,938.97         13,166.80         11,444.20
 3/31/01      13,982.67         13,318.22         12,332.00         10,884.60
 4/30/01      15,607.65         14,865.97         13,290.20         11,735.80
 5/31/01      16,511.61         15,726.98         13,379.20         12,024.50
 6/30/01      14,700.10         14,001.55         13,054.10         12,439.30
 7/31/01      13,326.23         12,692.87         12,925.50         11,766.40
 8/31/01      12,447.38         11,855.88         12,116.40         11,386.30
 9/30/01      11,633.10         11,080.29         11,137.40          9,853.73
10/31/01      12,343.35         11,756.80         11,350.10         10,430.20
11/30/01      12,433.03         11,842.21         12,220.70         11,237.50
12/31/01      12,971.20         12,354.82         12,328.20         11,930.80
 1/31/02      12,287.32         11,703.44         12,148.20         11,806.70
 2/28/02      11,924.80         11,358.20         11,913.80         11,483.20
 3/31/02      13,135.60         12,511.40         12,361.70         12,406.50
 4/30/02      12,862.80         12,251.60         11,612.20         12,519.40
 5/31/02      11,995.80         11,425.80         11,526.30         11,963.50
 6/30/02      10,822.40         10,308.10         10,705.60         11,370.10
 7/31/02       9,252.86          8,813.17          9,871.66          9,653.24
 8/31/02       9,155.70          8,720.63          9,936.82          9,629.11
 9/30/02       8,636.25          8,225.87          8,856.69          8,937.74
10/31/02       8,882.90          8,460.79          9,636.07          9,224.64
11/30/02       9,559.30          9,105.05         10,203.60         10,047.50
12/31/02       9,139.40          8,705.09          9,603.67          9,487.83
 1/31/03       8,773.22          8,356.31          9,352.05          9,225.02
 2/28/03       8,712.82          8,298.78          9,211.77          8,946.42
 3/31/03       8,644.86          8,234.06          9,301.12          9,061.83
 4/30/03       9,173.37          8,737.45         10,067.50          9,920.89
 5/31/03       9,743.40          9,280.40         10,598.10         10,985.40
 6/30/03       9,803.80          9,337.93         10,733.80         11,184.20
 7/31/03       9,807.58          9,341.52         10,922.70         11,884.40
 8/31/03      10,253.00          9,765.81         11,135.70         12,428.70
 9/30/03      10,355.00          9,862.90         11,017.60         12,198.80
10/31/03      11,113.80         10,585.60         11,641.20         13,223.40
11/30/03      11,072.20         10,546.10         11,743.70         13,692.90
12/31/03      11,288.30         10,751.80         12,359.00         13,970.80
 1/31/04      11,482.20         10,936.50         12,585.90         14,577.20
 2/29/04      11,668.50         11,114.00         12,760.80         14,708.40
 3/31/04      11,626.60         11,074.20         12,568.10         14,845.20
 4/30/04      11,539.20         10,990.90         12,370.80         14,088.00
 5/31/04      11,581.00         11,030.70         12,540.30         14,312.00
 6/30/04      11,736.90         11,179.20         12,784.20         14,914.60
 7/31/04      11,356.70         10,817.00         12,361.00         13,910.80
 8/31/04      11,364.30         10,824.30         12,410.50         13,839.90
 9/30/04      11,729.30         11,171.90         12,544.50         14,489.00
10/31/04      11,900.40         11,334.90         12,736.50         14,774.40
11/30/04      12,436.50         11,845.50         13,252.30         16,055.40
12/31/04      12,792.00         12,184.10         13,702.90         16,530.60
 1/31/05      12,711.70         12,107.70         13,368.50         15,841.30
 2/28/05      12,963.90         12,347.90         13,649.30         16,109.00
 3/31/05      12,631.50         12,031.30         13,407.70         15,648.30
 4/30/05      12,505.40         11,911.20         13,152.90         14,751.60
 5/31/05      13,105.30         12,482.50         13,571.20         15,717.90
 6/30/05      13,525.60         12,882.80         13,590.20         16,324.60
 7/31/05      13,831.20         13,174.00         14,095.70         17,359.60
 8/31/05      14,060.50         13,392.30         13,967.50         17,038.40
 9/30/05      14,255.30         13,577.90         14,080.60         17,091.20
10/31/05      13,498.80         12,857.40         13,845.50         16,561.40
11/30/05      13,888.50         13,228.60         14,368.80         17,364.60
12/31/05      13,934.90         13,272.80         14,373.10         17,284.70
 1/31/06      15,738.50         14,990.60         14,754.00         18,835.20
 2/28/06      16,341.00         15,564.50         14,793.80         18,782.40
 3/31/06      16,797.90         15,999.80         14,978.80         19,693.40
 4/30/06      17,554.10         16,720.00         15,179.50         19,689.40
 5/31/06      16,769.60         15,972.80         14,742.30         18,582.90
 6/30/06      16,563.40         15,776.40         14,763.00         18,701.80
 7/31/06      16,219.70         15,449.00         14,854.50         18,094.00
 8/31/06      16,688.80         15,895.80         15,208.00         18,629.60
 9/30/06      16,607.90         15,818.70         15,600.40         18,784.20
10/31/06      17,182.10         16,365.70         16,109.00         19,866.20
11/30/06      18,176.90         17,313.20         16,415.00         20,388.70
12/31/06      18,648.30         17,762.20         16,644.80         20,456.00
 1/31/07      19,484.90         18,559.10         16,896.50         20,797.60
 2/28/07      19,811.90         18,870.50         16,566.00         20,633.30
 3/31/07      20,865.20         19,873.70         16,751.20         20,854.10
 4/30/07      21,795.20         20,759.60         17,493.30         21,229.40
 5/31/07      22,920.70         21,831.60         18,103.80         22,099.80
 6/30/07      23,366.60         22,256.30         17,803.10         21,777.20
 7/31/07      23,612.90         22,490.90         17,251.20         20,287.60
 8/31/07      23,120.30         22,021.70         17,509.80         20,748.20
 9/30/07      24,543.00         23,376.80         18,164.70         21,105.00
10/31/07      25,838.30         24,610.60         18,453.70         21,710.70
11/30/07      24,946.50         23,761.10         17,682.10         20,151.90
12/31/07      24,901.20         23,718.00         17,559.40         20,139.80


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 800-423-8383. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE NEW ALTERNATIVES FUND (N.A.V. AND LOAD) RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS. THE NEW ALTERNATIVES (LOAD) RETURN REFLECTS THE MAXIMUM SALES CHARGE OF 4.75%. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

The S&P 500(R) and the Russell 2000(R) indices are unmanaged stock market indices and do not reflect any asset-based charges for investment management or transaction expenses.

                           NEW ALTERNATIVES FUND, INC.
                        FUND EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2007.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Six Months Ended December 31, 2007" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Note: The Fund's Transfer Agent, PFPC Inc. charges an annual IRA maintenance fee of $15 for IRA accounts. That fee is not reflected in the accompanying tables.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.


                                  NEW ALTERNATIVES FUND, INC.
----------------------------------------------------------------------------------------------
                                        Beginning               Ending    Expenses Paid During
                                    Account Value        Account Value        Six Months Ended
                                     July 1, 2007    December 31, 2007      December 31, 2007*
----------------------------------------------------------------------------------------------
Actual                                  $1,000.00            $1,065.60                   $4.95
Hypothetical
(assumes 5% return before expenses)     $1,000.00            $1,020.36                   $4.85

* Expenses are equal to the Fund's  annualized  expense ratio for the six-month period (0.95%), multiplied by the average account value over the period, multiplied by the number of days (184)
in the most recent fiscal half year,  then divided by the days in the year (365) to reflect the half year period.  The Fund's  ending  account value on the first line in the table is based on its actual total return of 6.56% for the six-month period of July 1, 2007 to December 31, 2007.

                           NEW ALTERNATIVES FUND, INC.
                           PORTFOLIO HOLDINGS SUMMARY
                                DECEMBER 31, 2007


SECTOR DIVERSIFICATION                                       % OF NET ASSETS             VALUE
                                                             ---------------        ------------
Alternate Energy:
     Solar                                                           21.17%         $ 63,855,355
     Wind Turbines                                                   11.35            34,238,060
     Renewable Energy Power Producers & Developers                   10.95            33,045,650
     Wind & Hydro Power Producers                                     6.09            18,361,124
     Geothermal                                                       4.00            12,055,751
     Fuel Cells                                                       0.54             1,638,664
     Hydro Power Equipment                                            0.30               909,031
     Ocean Energy/Waves                                               0.15               447,238
Energy Conservation                                                  17.16            51,756,829
Water                                                                 6.13            18,480,000
Natural Gas Distribution                                              4.88            14,736,000
Natural Foods                                                         3.33            10,047,500
Recycling                                                             0.98             2,953,419
Convertible Bonds                                                     0.12               358,167
Short-Term Investments                                               11.42            34,443,301
Other Assets in Excess of Liabilities                                 1.43             4,323,670
                                                                    ------          ------------
                                                                    100.00%         $301,649,759
                                                                    ======          ============



                     TOP TEN COMMON STOCK PORTFOLIO HOLDINGS
                                DECEMBER 31, 2007

               NAME                                      % OF NET ASSETS
               ----                                      ---------------
               Vestas Wind Systems (Denmark).........          5.02%
               Q-Cells (Germany).....................          4.73
               GamesaCorporacionTechologica (Spain)..          4.26
               Renewable Energy Corp. AS (Norway)....          4.21
               Acciona (Spain).......................          4.20
               Ormat Technologies, Inc...............          3.65
               Schneider Electric SA (France)........          3.37
               Abengoa (Spain).......................          3.22
               Orkla ASA (Norway)....................          3.21
               EDF Energies Nouvelles (France).......          3.12
                                                              -----
               Total top ten.........................         38.99%
                                                              =====

                           NEW ALTERNATIVES FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                                      SHARES           VALUE
                                                                      -------       ------------
COMMON STOCKS - 87.03%
ALTERNATE ENERGY - 54.55%
   SOLAR - 21.17%
   Applied Materials, Inc.                                             15,000       $    266,400
   Conergy (Germany)                                                  125,000          4,568,914
   Kyocera Corp. (ADR) (Japan)                                         25,000          2,180,500
   Orkla ASA (Norway)                                                 500,000          9,691,796
   Q-Cells (Germany)*                                                 100,000         14,269,632
   Renewable Energy Corp. AS (Norway)*                                250,000         12,707,533
   Sharp Corp. Ltd. (ADR) (Japan)                                     175,000          3,148,635
   Solar Millennium (Germany)*                                        125,000          6,286,825
   Solarworld (Germany)                                               150,000          9,156,103
   Solon AG Fuer Solartechnik (Germany)*                               15,000          1,579,017
                                                                                    ------------
                                                                                      63,855,355
                                                                                    ------------
WIND TURBINES - 11.35%
   GamesaCorporacionTechologica (Spain)                               275,000         12,858,020
   Nordex (Germany)*                                                  135,000          6,227,247
   Vestas Wind Systems (Denmark)*                                     140,000         15,152,793
                                                                                    ------------
                                                                                      34,238,060
                                                                                    ------------
RENEWABLE ENERGY POWER
PRODUCERS & DEVELOPERS - 10.95%
   Abengoa (Spain)                                                    275,000          9,721,918
   Acciona (Spain)                                                     40,000         12,681,843
   Eaga PLC (United Kingdom)                                           20,000             67,083
   EDF Energies Nouvelles (France)                                    135,000          9,416,860
   Electrificaciones del Norte (Spain)                                 20,000          1,157,946
                                                                                    ------------
                                                                                      33,045,650
                                                                                    ------------
WIND & HYDRO POWER PRODUCERS - 6.09%
   Brookfield Asset Management, Inc., Class A (Canada)                250,000          8,917,500
   Canadian Hydro Developers, Inc. (Canada)*                          500,000          3,242,312
   Hafslund ASA, Class A (Norway)                                     100,000          2,873,008
   TrustPower Ltd. (New Zealand)                                      500,000          3,328,304
                                                                                    ------------
                                                                                      18,361,124
                                                                                    ------------

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2007


                                                                      SHARES           VALUE
                                                                      -------       ------------
COMMON STOCKS (CONTINUED)
GEOTHERMAL - 4.00%
   Ormat Technologies, Inc.                                           200,000       $ 11,002,000
   WFI Industries Ltd. (Canada)                                        40,000          1,053,751
                                                                                    ------------
                                                                                      12,055,751
                                                                                    ------------
FUEL CELLS - 0.54%
   FuelCell Energy, Inc.*                                             150,000          1,488,000
   Tognum AG (Germany)*                                                 5,000            150,664
                                                                                    ------------
                                                                                       1,638,664
                                                                                    ------------
HYDRO POWER EQUIPMENT - 0.30%
   Andritz AG (Austria)                                                15,000            909,031
                                                                                    ------------
OCEAN ENERGY/WAVES - 0.15%
   Ocean Power Technologies, Inc. (United Kingdom)*                    15,000            243,450
   Renewable Energy Holdings PLC (United Kingdom)*                    175,000            203,788
                                                                                    ------------
                                                                                         447,238
                                                                                    ------------
TOTAL ALTERNATE ENERGY                                                               164,550,873
                                                                                    ------------
ENERGY CONSERVATION - 17.16%
   Baldor Electric Co.                                                200,000          6,732,000
   Compagnie de Saint-Gobain (France)                                  80,000          7,543,021
   Denso Corp. (Japan)                                                 15,000            614,958
   Itron, Inc.                                                         15,000          1,439,550
   Johnson Controls, Inc.                                             250,000          9,010,000
   Koninklijke Philips Electronics                                    175,000          7,481,250
   Owens Corning, Inc.*                                               225,000          4,549,500
   Schneider Electric SA (France)                                      75,000         10,162,750
   Stantec, Inc. (Canada)*                                             50,000          1,951,000
   Telvent GIT (Spain)                                                 80,000          2,272,800
                                                                                    ------------
                                                                                      51,756,829
                                                                                    ------------
WATER - 6.13%
   Badger Meter, Inc.                                                 100,000          4,495,000
   Befesa Medio Ambiente (Spain)*                                      15,000            444,976

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2007


                                                                     SHARES/PAR         VALUE
                                                                     ----------     ------------
COMMON STOCKS (CONTINUED)
WATER (CONTINUED)
   CIA SaneamentoBasico (Brazil)                                      150,000       $  7,050,000
   Gorman-Rupp Co. (The)                                               43,750          1,365,000
   Hyflux Ltd. (Singapore)                                            450,000            997,256
   Kelda Group PLC, Class A (United Kingdom)                          125,000          2,699,758
   Kelda Group PLC, Class B (United Kingdom)                          100,000            421,013
   Pennon Group PLC (United Kingdom)                                   75,000          1,006,997
                                                                                    ------------
                                                                                      18,480,000
                                                                                    ------------
NATURAL GAS DISTRIBUTION - 4.88%
   Northwest Natural Gas Co.                                          110,000          5,352,600
   South Jersey Industries, Inc.                                      260,000          9,383,400
                                                                                    ------------
                                                                                      14,736,000
                                                                                    ------------
NATURAL FOODS - 3.33%
   SunOpta, Inc.*                                                     150,000          2,002,500
   United Natural Foods, Inc.*                                        125,000          3,965,000
   Whole Foods Market, Inc.                                           100,000          4,080,000
                                                                                    ------------
                                                                                      10,047,500
                                                                                    ------------
RECYCLING - 0.98%
   Commercial Metals Co.                                               35,000          1,030,750
   Caraustar Industries, Inc.*                                         50,000            154,500
   Sims Group Ltd. (Australia)                                         75,000          1,768,169
                                                                                    ------------
                                                                                       2,953,419
                                                                                    ------------
TOTAL COMMON STOCK (COST $190,031,441)                                               262,524,621
                                                                                    ------------
CONVERTIBLE BONDS - 0.12%
   Solon AG (Germany)
     1.375% due 12/06/12                                             $245,000            358,167
                                                                                    ------------
TOTAL CONVERTIBLE BONDS (COST $357,909)                                                  358,167
                                                                                    ------------
TOTAL LONG-TERM INVESTMENTS (COST $190,389,350)                                      262,882,788
                                                                                    ------------

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                                DECEMBER 31, 2007


                                                                        PAR
                                                                      (000's)           VALUE
                                                                      -------      ------------
SHORT-TERM INVESTMENTS - 11.42%
U.S. TREASURY BILLS - 11.25%
   3.04% due 01/03/08                                                  $5,000      $   4,999,156
   2.75% due 01/10/08                                                   6,500          6,495,531
   2.59% due 01/17/08                                                   3,000          2,996,541
   2.82% due 01/24/08                                                   5,000          4,990,992
   2.53% due 01/31/08                                                   6,500          6,486,296
   2.65% due 02/07/08                                                   4,000          3,989,097
   2.88% due 02/14/08                                                   4,000          3,985,944
                                                                                    ------------
TOTAL U.S. TREASURY BILLS (COST $33,943,557)                                          33,943,557
                                                                                    ------------
CERTIFICATES OF DEPOSIT - 0.17%
SOCIALLY CONCERNED BANKS
   Alternatives Federal Credit Union
     1.01% due 01/31/08                                                   100            100,000
   Carver Federal Savings Bank
     5.37% due 01/31/08                                                   100            100,000
   Chittenden Bank (People's United Bank)
     1.93% due 12/03/08                                                   100            100,000
   Self-Help Credit Union
     4.18% due 02/10/08                                                   100            100,000
   South Shore Bank
     3.30% due 01/05/08                                                   100             99,744
                                                                                    ------------
TOTAL CERTIFICATES OF DEPOSIT (COST $499,744)                                            499,744
                                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (COST $34,443,301)                                       34,443,301
                                                                                    ------------
TOTAL INVESTMENTS - 98.57%
(TOTAL COST $224,832,651)                                                            297,326,089
                                                                                    ------------
Other Assets in Excess of Liabilities - 1.43%                                          4,323,670
                                                                                    ------------
NET ASSETS - 100.00%                                                                $301,649,759
                                                                                    ============

----------------
*Non-income producing security.
ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007


                                     ASSETS
                                     ------

Investment securities at value (cost: $190,389,350) (Notes 2A and 6)......................................     $262,882,788
U.S. Treasury Bills at amortized cost.....................................................................       33,943,557
Savings and Certificates of Deposit at amortized cost.....................................................          499,744
Cash......................................................................................................        3,398,284

Receivables:
   Investment securities sold.............................................................................          529,961
   Capital stock subscribed...............................................................................        3,670,613
   Dividends..............................................................................................          268,227
   Interest...............................................................................................              184
Prepaid insurance & registration fees.....................................................................           33,227
                                                                                                               ------------
Total Assets                                                                                                    305,226,585
                                                                                                               ------------

                                   LIABILITIES
                                   -----------
Payables:
   Investment securities purchased........................................................................        1,127,863
   Capital stock reacquired...............................................................................          377,972
   Distributions..........................................................................................        1,852,858
   Management fees........................................................................................          125,203
   Accrued expenses and other liabilities.................................................................           92,930
                                                                                                               ------------
Total Liabilities                                                                                                 3,576,826
                                                                                                               ------------
NET ASSETS                                                                                                     $301,649,759
                                                                                                               ============

                             ANALYSIS OF NET ASSETS
                             ----------------------

Net capital paid in shares of capital stock...............................................................     $230,343,303
Undistributed net realized loss on investments............................................................       (1,183,418)
Net unrealized depreciation of translation of other assets and liabilities in foreign currency ...........           (3,564)
Net unrealized appreciation on investments................................................................       72,493,438
                                                                                                               ------------
NET ASSETS                                                                                                     $301,649,759
                                                                                                               ============

Net asset value and redemption price per share ($301,649,759/5,266,358 shares of
outstanding capital stock, 8 million shares authorized)...................................................     $      57.28
                                                                                                               ============
Maximum offering price per share (100/95.25 of $57.28)....................................................     $      60.14
                                                                                                               ============

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:

Dividends (net of $195,616 foreign taxes withheld)...........................................       $ 2,254,140
Interest.....................................................................................         1,467,863
                                                                                                    -----------
Total Income.................................................................................         3,722,003
                                                                                                    -----------

EXPENSES:

Management fee (Note 4)......................................................................         1,099,396
Transfer agent fees..........................................................................           268,000
Administration and accounting fees...........................................................           239,391
Custodian fees...............................................................................           111,753
Legal fees...................................................................................            99,000
Printing and shareholder report fees.........................................................            72,000
Registration fees............................................................................            35,324
Directors' fees..............................................................................            16,500
Compliance service fees......................................................................            15,000
Audit fees...................................................................................            11,000
Insurance fees...............................................................................             9,660
Other expenses...............................................................................             6,500
                                                                                                    -----------
Total Expenses...............................................................................         1,983,524
                                                                                                    -----------
NET INVESTMENT INCOME........................................................................         1,738,479
                                                                                                    -----------

NET REALIZED AND UNREALIZED GAIN FROM  INVESTMENTS AND FOREIGN  CURRENCY RELATED
TRANSACTIONS:

REALIZED GAIN FROM INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS (NOTES 2B & 6):
Net realized gain from investments...........................................................         4,567,375
Net realized gain from foreign currency transactions.........................................             7,445
                                                                                                    -----------
Net Realized Gain............................................................................         4,574,820
                                                                                                    -----------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS
AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net change in unrealized appreciation on investments.........................................        45,589,541
Net change in unrealized depreciation on foreign currency translations.......................            (3,227)
                                                                                                    -----------
Net change in unrealized appreciation (depreciation) for the period..........................        45,586,314
                                                                                                    -----------
Net Realized and Unrealized Gain on Investments and foreign currency related transactions ...        50,161,134
                                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................................       $51,899,613
                                                                                                    ===========

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                              FOR THE                FOR THE
                                                                                            YEAR ENDED             YEAR ENDED
                                                                                         DECEMBER 31, 2007      DECEMBER 31, 2006
                                                                                         -----------------      -----------------
INVESTMENT ACTIVITIES:

Net investment income ........................................................              $  1,738,479          $    470,945
Net realized gain from investments and foreign currency translations .........                 4,574,820             5,110,105
Net change in unrealized appreciation on investments and
   foreign currency translations .............................................                45,586,314            19,395,248
                                                                                            ------------          ------------
Net increase in net assets derived from operations ...........................                51,899,613            24,976,298
                                                                                            ------------          ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income .........................................                (1,740,608)             (460,966)
Distributions from net realized capital gains ................................                (5,226,102)           (5,162,034)
                                                                                            ------------          ------------
Total dividends and distributions to shareholders ............................                (6,966,710)           (5,623,000)
                                                                                            ------------          ------------

CAPITAL SHARE TRANSACTIONS:

Net increase from capital transactions (Note 3) ..............................               139,681,450            32,916,840
                                                                                            ------------          ------------

TOTAL INCREASE IN NET ASSETS: ................................................               184,614,353            52,270,138

NET ASSETS:

Beginning of the year ........................................................               117,035,406            64,765,268
                                                                                            ------------          ------------

END OF THE YEAR* .............................................................              $301,649,759          $117,035,406
                                                                                            ============          ============

* Includes deficit in undistributed net investment income of $0 and $(4,537) for the years ended 12/31/07 and 12/31/06, respectively.


The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2007


1) ORGANIZATION - New Alternatives Fund, Inc. (the "Fund") was incorporated under the laws of the State of New York on January 17, 1978 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund commenced operations on September 3, 1982. The investment objective of the Fund is to seek growth with long-term capital gains by investing in common stocks of companies that are oriented to a clean environment. The Fund concentrates at least 25% of its total assets in common stocks of companies which have an interest in alternative energy. There is no limitation on the percentage of assets invested in the U.S. or abroad.

2) ACCOUNTING POLICIES - The following is a summary of significant accounting policies followed by the Fund, and are in accordance with U.S. generally accepted accounting principles.

         A. PORTFOLIO VALUATION - The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost.

         Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates.

         If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the "fair value" of such security as determined in good faith by the Advisor pursuant to procedures adopted by the Fund's Board of Directors.

         B. FOREIGN CURRENCY TRANSLATION - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Fund's Board of Directors.

         The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

         Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

         C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of a first in, first out basis for both financial reporting and income tax purposes in determining realized gains and losses on investments.

         D. INVESTMENT INCOME AND EXPENSE RECOGNITION - Dividend income is recorded as of the ex-dividend date. Interest income, including amortization/accretion of premium and discount, is accrued daily. Expenses are accrued on a daily basis.

         E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carry-forwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

         F. U.S. TAX STATUS - No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

         G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         H. OTHER - In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

3) CAPITAL STOCK - There are 8,000,000 shares of $1.00 par value capital stock authorized. On December 31, 2007, there were 5,266,358 shares outstanding. Aggregate paid in capital including reinvestment of dividends was $230,343,303. Transactions in capital stock were as follows:


                                      FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                       DECEMBER 31, 2007                  DECEMBER 31, 2006

                                    SHARES          AMOUNT             SHARES          AMOUNT
                                    ------          ------             ------          ------
Capital stock sold                 2,999,232     $161,162,985           813,624      $33,729,984
Reinvestment of distributions         89,305        5,114,997           106,359        4,669,953
Redemptions                         (487,475)     (26,596,532)         (134,382)      (5,483,097)
                                   ---------     ------------           -------      -----------
Net Increase                       2,601,062     $139,681,450           785,601      $32,916,840
                                   =========     ============           =======      ===========

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES - Accrued Equities, Inc. (the "Advisor"), a registered investment adviser and broker-dealer, serves as investment adviser to the Fund pursuant to an Investment Management and Advisory Agreement, as amended. The Fund pays the Advisor an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million; 0.50% of net assets over $30 million and 0.45% of assets over $100 million. The annualized expense ratio for the year ended December 31, 2007 was 0.95%. The Fund pays no remuneration to its officers, David Schoenwald and Maurice Schoenwald, who are also Directors of the Fund and officers of the Advisor. On July 1, 2006 the Fund entered into an Underwriting Agreement with PFPC Distributors, Inc. to serve as the principal underwriter and PFPC
Distributors, Inc. entered into a Sub-Distribution Agreement with Accrued Equities, Inc. The Fund charges a maximum front-end sales charge of 4.75% on most new sales. The commission is shared with other brokers who actually sell new shares. Their share of the commission may vary. Accrued Equities, Inc.
received $361,674 in sales charges for the year ended December 31, 2007. PFPC Distributors, Inc., the Fund's principal underwriter, and Accrued Equities, Inc., the Fund's co-distributor, received $221,220 and $442,440, respectively, in underwriting fees for the year ended December 31, 2007.

5) DIRECTORS FEES - For the year ended December 31, 2007, the Fund paid Directors fees of $16,500 to its Independent Directors. The Interested Directors do not receive directors' fees from the Fund. Independent Directors receive an annual retainer of $2,500 plus an additional $500 for each member of the Audit Committee. The Independent Directors may also receive reimbursement for travel expenses to attend Directors meetings. There was no additional compensation paid to any Director for board service other than that stated.

6) PURCHASES AND SALES OF SECURITIES - For the year ended December 31, 2007, the aggregate cost of securities purchased totaled $141,013,287. Net realized gains (losses) were computed on a first in, first out basis. The amount realized on sales of securities for the year ended December 31, 2007 was $25,105,130.

7) FEDERAL INCOME TAX INFORMATION - At December 31, 2007, federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes.................           $226,016,069
                                                                ------------
Gross tax unrealized appreciation....................           $ 76,680,512
Gross tax unrealized depreciation....................             (5,370,492)
                                                                ------------
**Net tax unrealized appreciation on investments.....           $ 71,310,020
                                                                ============

The tax character of distributions paid during 2007 and 2006 were as follows:

Distribution paid from:                       2007                 2006
                                              ----                 ----
Ordinary Income                              $1,741,387         $  460,966
Long-term Capital Gain                        5,712,964*         5,162,034
                                             ----------         ----------
                                             $7,454,351         $5,623,000
                                             ==========         ==========

* Includes use of equalization debits of $487,641.

The following permanent differences as of December 31, 2007, primarily attributable to transactions involving foreign securities and currencies, tax equalization, tax treatment of distributions and other differences between financial accounting and tax accounting, were reclassified to the following accounts:

   Increase Paid-In-Capital                                       $487,641
   Decrease Accumulated Net Realized Gain (Loss)                  (494,307)
   Increase Undistributed Net Investment Income                      6,666

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

   Undistributed Ordinary Income                               $        --
   Undistributed Capital Gains                                          --
   **Net Unrealized Appreciation on
     Investments and Currencies                                 71,306,456
                                                               -----------
                                                               $71,306,456
                                                               ===========

** The primary difference between distributable earnings on a book and tax basis is primarily related to wash sales.

8) NEW ACCOUNTING PRONOUNCEMENT - In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes, an interpretation of FAS Statement No. 109." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. Management has evaluated the impact of FIN 48 and has determined it has no impact on the financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") 157, "Fair Value Measurements," which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the impact, if any, of the SFAS on the Fund's financial statements.

9) CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM - On January 22, 2007, Briggs, Bunting & Dougherty, LLP succeeded Joseph A. Don Angelo, CPA as the Fund's independent auditor. The Fund's selection of Briggs, Bunting & Dougherty, LLP as its independent auditor was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Directors.

The reports on the Financial Statements audited by Joseph A. Don Angelo for each of the fiscal years ended December 31, 2006 and December 31, 2005 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended December 31, 2006 and December 31, 2005 and the interim period January 1, 2007 through January 22, 2007 ("Interim Period"), (i) there were no disagreements with Joseph A. Don Angelo on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Joseph A. Don Angelo, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund's financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

[GRAPHIC OMITTED]     BRIGGS
                      BUNTING &
                      DOUGHERTY
                      Certified
                      Public
                      Accountants


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
NEW ALTERNATIVES FUND, INC.

We have audited the accompanying statement of assets and liabilities of New Alternatives Fund, Inc., including the schedule of investments, as of December 31, 2007, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2006 and the financial highlights for each of the years in the four-year period ended December 31, 2006 were audited by other auditors whose report dated February 20, 2007 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Alternatives Fund, Inc. as of December 31, 2007, the results of its operations, and the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                            /s/ Briggs, Bunting & Dougherty, LLP

                                                BRIGGS, BUNTING & DOUGHERTY, LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 22, 2008

                                OTHER INFORMATION
                                   (UNAUDITED)


SHAREHOLDER MEETING INFORMATION - The Annual Meeting of Shareholders of the Fund (the "Meeting") was held on September 27, 2007 at which a quorum was present. The Meeting included the election of directors and the ratification of the Registered Independent Certified Public Accountant.

Maurice L. Schoenwald, David Schoenwald, Sharon Reier, Preston Pumphrey, Murray Rosenblith, Susan Hickey and Jonathan Beard were elected to serve as Directors for the ensuing year. Information regarding shares voted for and against each matter before the Meeting follows:

     a)  To elect seven Directors to serve for the ensuing year.

                                                     For              Withhold
                                                -------------        ----------
         Maurice L. Schoenwald                  2,801,451.856        14,366.430
         David J. Schoenwald                    2,801,663.446        14,154.829
         Sharon Reier                           2,803,360.484        12,457.811
         Preston Pumphrey                       2,801,817.372        14,000.923
         Murray Rosenblith                      2,802,839.203        12,979.092
         Susan Hickey                           2,795,968.573        19,849.722
         Jonathan Beard                         2,795,814.203        20,004.092

     b) To ratify the selection of the firm of Briggs, Bunting & Dougherty, LLP as Registered Independent Certified Public Accountant of the Fund for the fiscal year ending December 31, 2007. The selection was ratified with the following votes:

                             For:               2,785,435.436
                             Against:               3,142.822
                             Abstain:              27,238.037

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT - During the period covered by the report, the Board of Directors (the "Board") of the Company, including all of the Directors who are not interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), approved continuation of the investment advisory agreement between Accrued Equities, Inc. and the Company on behalf of the New Alternatives Fund, Inc. The Board's decision to approve the Agreement reflects the exercise of its business judgment, based on information provided by the Advisor and the Board's assessment of the specific circumstances of the Company. In accordance with regulations promulgated by the Securities and Exchange Commission, a summary of the material factors taken into consideration by the Board, together with the Board's conclusion with respect to each factor appears below.

Overall, the Board concluded that continuation of the Agreement would be in the best interests of the Company and its shareholders, as well as consistent with the expectations of the shareholders of the Company. During its deliberations, the Board considered (i) the Company's focus on alternative energy investments and the demonstrated and long-term commitment of Accrued Equities, Inc. to this market sector; (ii) the size of the Fund and the contribution of Accrued Equities, Inc. to operating costs and needs since the Company's inception; (iii) the quality, extent, and value of services provided to the Fund by Accrued Equities, Inc., including the performance achieved; (iv) comparative data with respect to the advisory and management fees paid by other funds of comparable type and size and the operating expenses and expense ratio of the Fund as compared to other such funds; (v) the special knowledge of alternative energy of Accrued Equities, Inc.; and (vi) the profitability of Accrued Equities, Inc., including data relating to the costs incurred by Accrued Equities, Inc. in providing advisory, administrative, processing and other services to the Fund and its shareholders.

The Board reached the following conclusions: that the nature, extent and quality of services provided by Accrued Equities, Inc. in advising the Fund including the performance achieved, was satisfactory; that the profits earned by Accrued Equities, Inc. are not excessive, particularly in light of the relatively higher expenses incurred by small and specialized funds like the Company; and that break points in the fee schedule ensure that shareholders benefit from the resulting economies of scale. Of significance in the Board's decision to continue the Advisory Agreement is the fact that the Advisor provides investment advisory services exclusively to the Company and that the firm has been committed to alternative energy investing since the inception of the Company. The Board was also informed as to fees and expenses incurred by other funds that seek to invest in accordance with a social responsible investment philosophy but did not specifically rely upon such comparative information in determining to continue the Advisory Agreement.

PROXY VOTING - The Fund has proxy voting policies which are available, without charge, upon request by calling the Fund at 800-423-8383. Information regarding how the Fund voted proxies during the most recent twelve month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 800-423-8383 and (ii) on the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES - The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund's Form N-Q's are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

                           NEW ALTERNATIVES FUND, INC.
                     SHAREHOLDER TAX INFORMATION (UNAUDITED)


During the fiscal year ended December 31, 2007, the following dividends and distributions per share were paid by the Fund:

       Ordinary Income                                $0.34
       Long-Term Capital Gains                         1.02

The Fund paid foreign taxes of $195,616 and recognized foreign source income of $1,772,647. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the year ended December 31, 2007.

For the year ended December 31, 2007, certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a 100% of their ordinary income distribution for the Fund may qualify for a maximum tax rate of 15%. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, 32.58% of the ordinary income distributions qualify for the dividends received deduction.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.

MANAGEMENT OF THE FUND - Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling the Fund at 800-423-8383 or by visiting our website at www.newalternativesfund.com.


                                                             DIRECTORS

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                              TERM OF                  PRINCIPAL                     FUND COMPLEX         OTHER
                          POSITION(S)        OFFICE AND              OCCUPATION(S)                      TO BE         DIRECTORSHIPS
      NAME,                HELD WITH       LENGTH OF TIME           DURING THE PAST                  OVERSEEN BY         HELD BY
ADDRESS AND AGE               FUND           SERVED(1)                FIVE YEARS                      DIRECTOR(2)      DIRECTOR(3)
---------------         ---------------    ---------------    -------------------------------------  -------------   ---------------
INTERESTED DIRECTORS AND OFFICERS

Maurice L. Schoenwald*      Founder,        1982 to present   Founder, Secretary and Vice President,       1         None
Longboat Key, FL           Director,                          Accrued Equities, Inc.
Age: 87                 Chairman of the
                          Board, Vice
                         President and
                           Secretary


David J. Schoenwald*       Founder,         1982 to present   President, Accrued Equities, Inc.            1         None
Huntington Bay, NY        Director,
Age: 58                 President and
                          Treasurer


Joseph A. Don Angelo         Chief          2007 to present   Accountant and Owner, Don Angelo and         1         None
116 Jackson Ave.          Compliance                          Associates, CPAs P.C. (1984-Present)
Syosset, NY 11791          Officer
Age: 59


INDEPENDENT DIRECTORS

Sharon Reier               Director         Since 1982        Financial Journalist, Business Week &        1         None
Coconut Creek,                                                International Herald Tribune; Former
FL and Paris, France                                          Regional Editor, Financial World
Age: 61                                                       Magazine; Former Editor with Board
                                                              Room; Former Contributing Editor,
                                                              Institutional Investor; Former Staff,
                                                              Forbes & American Banker.

------------------------------------------------------------------------------------------------------------------------------------
(1) Each Director holds office until the next meeting of shareholders  at which Directors are elected  following his or her election or appointment and until his or her successor has been elected and qualified.

(2) Currently, there is only one portfolio and no fund complex.

(3) Includes  directorships of companies required to report to the SEC under the Securities  Exchange Act of 1934, as amended (i.e.,
    "public companies"), or other investment companies registered under the 1940 Act.

*   "Interested" person, as defined in section 2(a)(19) of the 1940 Act. Maurice L. Schoenwald is Secretary and minority shareholder of Accrued Equities,  Inc., the Fund's  investment  adviser.  David Schoenwald is majority  shareholder and President of Accrued
    Equities, Inc.


                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                              TERM OF                  PRINCIPAL                     FUND COMPLEX         OTHER
                          POSITION(S)        OFFICE AND              OCCUPATION(S)                      TO BE         DIRECTORSHIPS
      NAME,                HELD WITH       LENGTH OF TIME           DURING THE PAST                  OVERSEEN BY         HELD BY
ADDRESS AND AGE               FUND           SERVED(1)                FIVE YEARS                      DIRECTOR(2)      DIRECTOR(3)
---------------         ---------------    ---------------    -------------------------------------  -------------   ---------------
Preston V. Pumphrey     Director and          Since 2003      Retired CEO and Former owner,                1         None
Syosset, NY                 Audit           (Director and     Pumphrey Securities, Inc., a
Age: 73                  Committee         Audit Committee)   registered securities broker/dealer;
                          Chairman                            Former Adjunct Professor of Finance,
                                                              C.W. Post College; NASD Dispute
                                                              Resolution Board of Arbitrators (June
                                                              2002 to Present); Director, American
                                                              Red Cross of Nassau County, NY.


Murray D. Rosenblith       Director        Since 2003         Executive Director, A.J. Muste               1         None
Brooklyn, NY              and Audit                           Memorial Institute, an organization
Age: 57                   Committee                           concerned with exploration of the
                            Member                            link between non-violence and social
                                                              change.


Susan Hickey               Director        Since 2005         Accounting Software Developer,               1         None
East Northport, NY        and Audit                           Accountants World (formerly Micro
Age: 55                   Committee                           Vision Software, Inc.); Former IRS
                            Member                            Tax Return Auditor; BA International
                                                              Affairs, Stonehill College, North
                                                              Easton, MA.

------------------------------------------------------------------------------------------------------------------------------------
(1)  Each Director holds office until the next meeting of shareholders at which Directors are elected  following his or her election or appointment and until his or her successor has been elected and qualified.

(2)  Currently, there is only one portfolio and no fund complex.

(3)  Includes  directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e.,
     "public companies"), or other investment companies registered under the 1940 Act.


                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                              TERM OF                  PRINCIPAL                     FUND COMPLEX         OTHER
                          POSITION(S)        OFFICE AND              OCCUPATION(S)                      TO BE         DIRECTORSHIPS
      NAME,                HELD WITH       LENGTH OF TIME           DURING THE PAST                  OVERSEEN BY         HELD BY
ADDRESS AND AGE               FUND           SERVED(1)                FIVE YEARS                      DIRECTOR(2)      DIRECTOR(3)
---------------         ---------------    ---------------    -------------------------------------  -------------   ---------------
Jonathan D. Beard           Director       Since 2005         Self-employed Freelance Journalist           1         None
New York, NY                                                  for various American and European
Age: 60                                                       Science Magazines; Lifetime Member,
                                                              Sierra Club and New York-New Jersey
                                                              Trails Conference; Graduate of
                                                              Columbia University 1970.

------------------------------------------------------------------------------------------------------------------------------------
(1)  Each Director holds office until the next meeting of shareholders at which Directors are elected  following his or her election or appointment and until his or her successor has been elected and qualified.

(2)  Currently, there is only one portfolio and no fund complex.

(3)  Includes  directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e.,
     "public companies"), or other investment companies registered under the 1940 Act.

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's Board of Directors has determined that Preston Pumphrey is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $43,433 for 2006 and $18,000 for 2007.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
         (a) of this Item are $0 for 2006 and $0 for 2007.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $1,550 for 2006 and $0 for 2007.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2007.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated there under (collectively, the "2002 Act") and any pre-approval requests submitted by the independent accountants as required by
         Section 202 of the 2002 Act.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  Not applicable

                           (c)  100%

                           (d)  Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,700 for 2006 and $0 for 2007.

     (h) The  registrant's  audit  committee  of  the  board  of  directors  has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

  (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

  (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

  (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is incorporated by reference to Exhibit
         (a)(1) of the Registrant's Form N-CSR filed on March 8, 2007 (Accession No. 0001116502-07-000455).

  (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3) Not applicable.

  (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               New Alternatives Fund, Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ David J. Schoenwald
                         -------------------------------------------------------
                           David J. Schoenwald, Chief Executive Officer
                           (principal executive officer)

Date        2/27/08
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ David J. Schoenwald
                         -------------------------------------------------------
                           David J. Schoenwald, Chief Executive Officer
                           (principal executive officer)

Date        2/27/08
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ David J. Schoenwald
                         -------------------------------------------------------
                           David J. Schoenwald, Chief Financial Officer
                           (principal financial officer)

Date        2/27/08
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.